PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2018 (In apartment units)

	Same Store	Non-Same Store(1)	Lease-up	Total Completed Communities	Development Units Delivered	Total

Atlanta, GA	10,664	—	332	10,996	272	11,268
Dallas, TX	9,404	362	—	9,766	—	9,766
Austin, TX	6,475	298	344	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	4,498	776	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	803	—	5,200	—	5,200
Houston, TX	4,479	388	—	4,867	—	4,867
Nashville, TN	3,776	279	320	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	—	4,249
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	302	—	3,028	—	3,028
Phoenix, AZ	2,301	322	—	2,623	—	2,623
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	1,748	336	—	2,084	—	2,084
Richmond, VA	1,668	336	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	7,320	449	887	8,656	—	8,656
Total Multifamily Units	93,483	4,651	1,883	100,017	272	100,289

(1)Non-Same Store total excludes 269 units in joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)
Dollars in thousands, except Average Effective Rent

	As of June 30, 2018			Average Effective Rent for the Three Months Ended June 30, 2018	As of June 30, 2018
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA	$1,759,821	13.3%	96.2%	$1,365	10,664
Dallas, TX	1,354,687	10.2%	96.0%	1,262	9,766
Washington, DC	939,596	7.1%	96.8%	1,726	4,080
Charlotte, NC	932,905	7.1%	96.0%	1,172	6,149
Tampa, FL	850,628	6.4%	96.5%	1,383	5,220
Orlando, FL	809,525	6.1%	95.7%	1,392	5,274
Austin, TX	759,782	5.8%	96.2%	1,166	6,773
Raleigh/Durham, NC	656,692	5.0%	95.7%	1,066	5,200
Houston, TX	593,378	4.5%	96.7%	1,146	4,867
Nashville, TN	447,521	3.4%	96.4%	1,196	4,055
Fort Worth, TX	383,675	2.9%	96.3%	1,118	4,249
Phoenix, AZ	370,002	2.8%	96.2%	1,119	2,623
Charleston, SC	361,763	2.7%	96.3%	1,159	3,028
Jacksonville, FL	287,963	2.2%	97.5%	1,073	3,496
Richmond, VA	256,924	1.9%	97.7%	1,121	2,004
Savannah, GA	235,290	1.8%	96.5%	1,041	2,219
San Antonio, TX	159,966	1.2%	96.7%	1,061	1,504
Kansas City, MO-KS	156,824	1.2%	96.9%	1,208	956
Birmingham, AL	152,829	1.2%	96.7%	965	1,462
Greenville, SC	152,465	1.1%	96.9%	865	2,084
Memphis, TN	126,970	1.0%	97.2%	944	1,811
All Other Markets by State (individual markets <1% gross real assets)
Florida	$171,945	1.3%	97.8%	$1,245	1,806
Alabama	154,278	1.2%	98.2%	896	1,648
Virginia	149,498	1.1%	97.6%	1,227	1,039
Arkansas	116,542	0.9%	96.1%	875	1,368
Kentucky	91,406	0.7%	96.8%	855	1,308
Mississippi	71,835	0.5%	97.0%	861	1,241
Nevada	68,381	0.5%	94.9%	962	721
Tennessee	50,115	0.4%	96.4%	837	943
South Carolina	35,798	0.3%	95.8%	814	576
Subtotal	$12,659,004	95.8%	96.4%	$1,193	98,134

Denver, CO	$187,514	1.4%	64.8%	$1,692	733	733
Atlanta, GA	172,246	1.3%	33.0%	2,122	604	770
Nashville, TN	72,161	0.5%	91.6%	1,654	320	320
Austin, TX	61,781	0.5%	91.6%	1,427	344	344
Kansas City, MO-KS	24,985	0.2%	74.7%	1,205	154	154
Charleston, SC	21,835	0.2%	—%	—	—	140
Dallas, TX	7,248	0.1%	—%	—	—	348
Raleigh/Durham, NC	2,700	0.0%	—%	—	—	150
Lease-up and Development	$550,470	4.2%	62.6%	$1,729	2,155	2,959

Total Wholly Owned Multifamily Communities	$13,209,474	100.0%	95.6%	$1,205	100,289	101,093

(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME
Dollars in thousands

	As of June 30, 2018		Three Months Ended
	Apartment Units	Gross Real Assets	June 30, 2018	June 30, 2017	Percent Change
Operating Revenue
Same Store Communities	93,483	$11,868,442	$358,503	$353,330	1.5%
Non-Same Store Communities	4,651	790,562	19,859	24,003
Lease up/Development Communities	2,155	550,470	6,171	66
Total Multifamily Portfolio	100,289	$13,209,474	$384,533	$377,399
Commercial Property/Land	—	$220,247	$5,540	$5,392
Total Operating Revenue	100,289	$13,429,721	$390,073	$382,791

Property Operating Expenses
Same Store Communities			$134,303	$132,856	1.1%
Non-Same Store Communities			9,068	11,063
Lease up/Development Communities			3,105	229
Total Multifamily Portfolio			$146,476	$144,148
Commercial Property/Land			$2,254	$1,821
Total Property Operating Expenses			$148,730	$145,969

Net Operating Income
Same Store Communities			$224,200	$220,474	1.7%
Non-Same Store Communities			10,791	12,940
Lease up/Development Communities			3,066	(163)
Total Multifamily Portfolio			$238,057	$233,251
Commercial Property/Land			$3,286	$3,571
Total Net Operating Income			$241,343	$236,822	1.9%

COMPONENTS OF SAME STORE PROPERTY OPERATING EXPENSES
Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	Percent Increase/(Decrease)	June 30, 2018	June 30, 2017	Percent Increase/(Decrease)
Personnel	$32,568	$31,656	2.9%	$64,103	$62,443	2.7%
Building Repair and Maintenance	16,040	16,881	(5.0)%	29,997	31,875	(5.9)%
Utilities	26,054	25,131	3.7%	52,018	49,668	4.7%
Marketing	4,285	4,091	4.7%	7,790	7,979	(2.4)%
Office Operations	4,969	5,131	(3.2)%	11,028	10,423	5.8%
Property Taxes	47,759	46,524	2.7%	95,569	93,114	2.6%
Insurance	2,628	3,442	(23.6)%	5,295	6,768	(21.8)%
Total Property Operating Expenses	$134,303	$132,856	1.1%	$265,800	$262,270	1.3%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Same Store NOI	Three Months Ended		Six Months Ended
			June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Atlanta, GA	10,664	13.4%	95.6%	96.0%	95.8%	96.0%
Dallas, TX	9,404	9.4%	95.1%	95.4%	95.3%	95.2%
Charlotte, NC	6,149	7.2%	96.1%	96.4%	96.3%	96.4%
Washington, DC	4,080	6.9%	96.6%	96.6%	96.6%	96.9%
Tampa, FL	5,220	6.6%	96.0%	95.7%	96.2%	95.8%
Austin, TX	6,475	5.9%	95.5%	95.6%	95.7%	95.6%
Orlando, FL	4,498	5.8%	96.3%	96.2%	96.3%	96.0%
Raleigh/Durham, NC	4,397	4.5%	95.9%	96.4%	96.3%	96.5%
Nashville, TN	3,776	4.3%	96.0%	95.9%	95.9%	95.6%
Fort Worth, TX	4,249	4.1%	95.6%	96.0%	95.7%	95.8%
Houston, TX	4,479	3.9%	96.0%	95.9%	96.4%	95.3%
Jacksonville, FL	3,496	3.5%	96.8%	96.7%	96.7%	96.9%
Charleston, SC	2,726	2.9%	95.9%	96.4%	96.0%	96.1%
Phoenix, AZ	2,301	2.6%	96.2%	96.8%	96.5%	97.1%
Savannah, GA	2,219	2.1%	96.3%	97.0%	96.7%	96.7%
Richmond, VA	1,668	1.8%	96.9%	96.9%	96.9%	96.3%
Memphis, TN	1,811	1.4%	96.7%	96.7%	96.2%	96.2%
Greenville, SC	1,748	1.3%	96.1%	96.2%	96.4%	96.4%
San Antonio, TX	1,504	1.3%	96.1%	95.8%	95.8%	95.9%
Birmingham, AL	1,462	1.2%	95.9%	96.1%	95.8%	96.3%
Little Rock, AR	1,368	1.0%	95.4%	95.5%	95.7%	95.5%
Huntsville, AL	1,228	1.0%	97.6%	96.3%	97.4%	96.3%
Jackson, MS	1,241	1.0%	96.2%	96.9%	95.9%	96.5%
Other	7,320	6.9%	96.5%	96.4%	96.5%	96.2%
Total Same Store	93,483	100.0%	96.0%	96.1%	96.1%	96.0%

Supplemental Data S-4

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q2 2018	Q2 2017	% Chg	Q2 2018	Q2 2017	% Chg	Q2 2018	Q2 2017	% Chg	Q2 2018	Q2 2017	% Chg
Atlanta, GA	10,664	$46,511	$46,317	0.4%	$16,328	$16,360	(0.2)%	$30,183	$29,957	0.8%	$1,365	$1,347	1.3%
Dallas, TX	9,404	37,628	37,560	0.2%	16,440	16,275	1.0%	21,188	21,285	(0.5)%	1,270	1,266	0.3%
Charlotte, NC	6,149	23,188	22,928	1.1%	7,136	7,197	(0.8)%	16,052	15,731	2.0%	1,172	1,156	1.4%
Washington, DC	4,080	22,273	21,836	2.0%	6,741	7,112	(5.2)%	15,532	14,724	5.5%	1,726	1,698	1.6%
Tampa, FL	5,220	22,905	22,499	1.8%	8,160	7,873	3.6%	14,745	14,626	0.8%	1,383	1,351	2.4%
Austin, TX	6,475	24,216	24,214	0.0%	10,915	10,887	0.3%	13,301	13,327	(0.2)%	1,148	1,149	(0.1)%
Orlando, FL	4,498	20,112	19,189	4.8%	7,118	6,841	4.0%	12,994	12,348	5.2%	1,403	1,342	4.5%
Raleigh/Durham, NC	4,397	15,149	14,830	2.2%	5,101	5,106	(0.1)%	10,048	9,724	3.3%	1,047	1,024	2.2%
Nashville, TN	3,776	14,418	14,373	0.3%	4,810	5,006	(3.9)%	9,608	9,367	2.6%	1,177	1,163	1.2%
Fort Worth, TX	4,249	15,750	15,453	1.9%	6,509	6,718	(3.1)%	9,241	8,735	5.8%	1,118	1,088	2.8%
Houston, TX	4,479	16,145	16,133	0.1%	7,362	7,284	1.1%	8,783	8,849	(0.7)%	1,128	1,124	0.4%
Jacksonville, FL	3,496	12,046	11,625	3.6%	4,265	4,050	5.3%	7,781	7,575	2.7%	1,073	1,031	4.1%
Charleston, SC	2,726	10,149	10,115	0.3%	3,690	3,506	5.2%	6,459	6,609	(2.3)%	1,131	1,127	0.4%
Phoenix, AZ	2,301	8,261	7,925	4.2%	2,495	2,511	(0.6)%	5,766	5,414	6.5%	1,107	1,052	5.2%
Savannah, GA	2,219	7,597	7,482	1.5%	2,781	2,748	1.2%	4,816	4,734	1.7%	1,041	1,015	2.6%
Richmond, VA	1,668	5,897	5,596	5.4%	1,947	1,816	7.2%	3,950	3,780	4.5%	1,067	1,014	5.2%
Memphis, TN	1,811	5,539	5,373	3.1%	2,338	2,177	7.4%	3,201	3,196	0.2%	944	913	3.4%
Greenville, SC	1,748	4,785	4,710	1.6%	1,933	1,873	3.2%	2,852	2,837	0.5%	821	802	2.4%
San Antonio, TX	1,504	5,172	5,199	(0.5)%	2,362	2,341	0.9%	2,810	2,858	(1.7)%	1,061	1,067	(0.6)%
Birmingham, AL	1,462	4,773	4,719	1.1%	2,044	1,970	3.8%	2,729	2,749	(0.7)%	965	962	0.3%
Little Rock, AR	1,368	3,870	3,856	0.4%	1,574	1,531	2.8%	2,296	2,325	(1.2)%	875	880	(0.6)%
Huntsville, AL	1,228	3,576	3,368	6.2%	1,336	1,361	(1.8)%	2,240	2,007	11.6%	834	795	4.9%
Jackson, MS	1,241	3,580	3,628	(1.3)%	1,386	1,355	2.3%	2,194	2,273	(3.5)%	861	869	(0.9)%
Other	7,320	24,963	24,402	2.3%	9,532	8,958	6.4%	15,431	15,444	(0.1)%	1,044	1,024	2.0%
Total Same Store	93,483	$358,503	$353,330	1.5%	$134,303	$132,856	1.1%	$224,200	$220,474	1.7%	$1,189	$1,169	1.7%

Supplemental Data S-5

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q2 2018	Q1 2018	% Chg	Q2 2018	Q1 2018	% Chg	Q2 2018	Q1 2018	% Chg	Q2 2018	Q1 2018	% Chg
Atlanta, GA	10,664	$46,511	$46,504	0.0%	$16,328	$16,004	2.0%	$30,183	$30,500	(1.0)%	$1,365	$1,355	0.7%
Dallas, TX	9,404	37,628	37,735	(0.3)%	16,440	16,292	0.9%	21,188	21,443	(1.2)%	1,270	1,265	0.4%
Charlotte, NC	6,149	23,188	23,097	0.4%	7,136	6,601	8.1%	16,052	16,496	(2.7)%	1,173	1,160	1.1%
Washington, DC	4,080	22,273	22,080	0.9%	6,741	7,024	(4.0)%	15,532	15,056	3.2%	1,726	1,712	0.8%
Tampa, FL	5,220	22,905	22,868	0.2%	8,160	7,904	3.2%	14,745	14,964	(1.5)%	1,383	1,366	1.2%
Austin, TX	6,475	24,216	24,166	0.2%	10,915	10,849	0.6%	13,301	13,317	(0.1)%	1,148	1,141	0.6%
Orlando, FL	4,498	20,112	19,885	1.1%	7,118	6,996	1.7%	12,994	12,889	0.8%	1,403	1,381	1.6%
Raleigh/Durham, NC	4,397	15,149	15,138	0.1%	5,101	4,969	2.7%	10,048	10,169	(1.2)%	1,047	1,039	0.8%
Nashville, TN	3,776	14,418	14,362	0.4%	4,810	4,621	4.1%	9,608	9,741	(1.4)%	1,177	1,167	0.9%
Fort Worth, TX	4,249	15,750	15,737	0.1%	6,509	6,664	(2.3)%	9,241	9,073	1.9%	1,118	1,110	0.7%
Houston, TX	4,479	16,145	15,970	1.1%	7,362	7,355	0.1%	8,783	8,615	2.0%	1,128	1,107	1.9%
Jacksonville, FL	3,496	12,046	11,928	1.0%	4,265	4,008	6.4%	7,781	7,920	(1.8)%	1,073	1,059	1.3%
Charleston, SC	2,726	10,149	10,123	0.3%	3,690	3,513	5.0%	6,459	6,610	(2.3)%	1,131	1,121	0.9%
Phoenix, AZ	2,301	8,261	8,163	1.2%	2,495	2,394	4.2%	5,766	5,769	(0.1)%	1,107	1,084	2.1%
Savannah, GA	2,219	7,597	7,533	0.8%	2,781	2,774	0.3%	4,816	4,759	1.2%	1,041	1,024	1.7%
Richmond, VA	1,668	5,897	5,789	1.9%	1,947	1,935	0.6%	3,950	3,854	2.5%	1,067	1,045	2.1%
Memphis, TN	1,811	5,539	5,438	1.9%	2,338	2,320	0.8%	3,201	3,118	2.7%	944	924	2.2%
Greenville, SC	1,748	4,785	4,765	0.4%	1,933	1,741	11.0%	2,852	3,024	(5.7)%	821	808	1.6%
San Antonio, TX	1,504	5,172	5,158	0.3%	2,362	2,389	(1.1)%	2,810	2,769	1.5%	1,061	1,059	0.2%
Birmingham, AL	1,462	4,773	4,722	1.1%	2,044	1,943	5.2%	2,729	2,779	(1.8)%	965	956	0.9%
Little Rock, AR	1,368	3,870	3,879	(0.2)%	1,574	1,521	3.5%	2,296	2,358	(2.6)%	875	873	0.2%
Huntsville, AL	1,228	3,576	3,490	2.5%	1,336	1,290	3.6%	2,240	2,200	1.8%	834	818	2.0%
Jackson, MS	1,241	3,580	3,580	0.0%	1,386	1,385	0.1%	2,194	2,195	0.0%	861	861	0.0%
Other	7,320	24,963	24,737	0.9%	9,532	9,005	5.9%	15,431	15,732	(1.9)%	1,044	1,030	1.4%
Total Same Store	93,483	$358,503	$356,847	0.5%	$134,303	$131,497	2.1%	$224,200	$225,350	(0.5)%	$1,189	$1,177	1.0%

Supplemental Data S-6

MULTIFAMILY SAME STORE YEAR TO DATE COMPARISONS AS OF JUNE 30, 2018
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		YTD 2018	YTD 2017	% Chg	YTD 2018	YTD 2017	% Chg	YTD 2018	YTD 2017	% Chg	YTD 2018	YTD 2017	% Chg
Atlanta, GA	10,664	$93,015	$92,389	0.7%	$32,332	$32,735	(1.2)%	$60,683	$59,654	1.7%	$1,360	$1,343	1.3%
Dallas, TX	9,404	75,363	74,940	0.6%	32,732	32,044	2.1%	42,631	42,896	(0.6)%	1,268	1,263	0.4%
Charlotte, NC	6,149	46,285	45,668	1.4%	13,737	13,974	(1.7)%	32,548	31,694	2.7%	1,166	1,151	1.3%
Washington, DC	4,080	44,353	43,552	1.8%	13,765	13,926	(1.2)%	30,588	29,626	3.2%	1,719	1,689	1.8%
Tampa, FL	5,220	45,773	44,883	2.0%	16,064	15,725	2.2%	29,709	29,158	1.9%	1,375	1,349	1.9%
Austin, TX	6,475	48,382	48,394	0.0%	21,764	21,703	0.3%	26,618	26,691	(0.3)%	1,144	1,148	(0.3)%
Orlando, FL	4,498	39,997	38,189	4.7%	14,114	13,543	4.2%	25,883	24,646	5.0%	1,392	1,335	4.3%
Raleigh/Durham, NC	4,397	30,287	29,525	2.6%	10,070	9,892	1.8%	20,217	19,633	3.0%	1,043	1,018	2.5%
Nashville, TN	3,776	28,780	28,520	0.9%	9,431	9,562	(1.4)%	19,349	18,958	2.1%	1,172	1,159	1.1%
Fort Worth, TX	4,249	31,487	30,621	2.8%	13,173	12,789	3.0%	18,314	17,832	2.7%	1,114	1,079	3.2%
Houston, TX	4,479	32,115	32,390	(0.8)%	14,717	14,904	(1.3)%	17,398	17,486	(0.5)%	1,118	1,137	(1.7)%
Jacksonville, FL	3,496	23,974	23,113	3.7%	8,273	8,066	2.6%	15,701	15,047	4.3%	1,066	1,025	4.0%
Charleston, SC	2,726	20,272	20,050	1.1%	7,203	6,777	6.3%	13,069	13,273	(1.5)%	1,126	1,120	0.5%
Phoenix, AZ	2,301	16,424	15,792	4.0%	4,889	4,882	0.1%	11,535	10,910	5.7%	1,096	1,044	5.0%
Savannah, GA	2,219	15,130	14,843	1.9%	5,555	5,336	4.1%	9,575	9,507	0.7%	1,033	1,009	2.4%
Richmond, VA	1,668	11,686	11,071	5.6%	3,882	3,681	5.5%	7,804	7,390	5.6%	1,056	1,006	5.0%
Memphis, TN	1,811	10,977	10,664	2.9%	4,658	4,543	2.5%	6,319	6,121	3.2%	934	906	3.1%
Greenville, SC	1,748	9,550	9,414	1.4%	3,674	3,596	2.2%	5,876	5,818	1.0%	814	800	1.8%
San Antonio, TX	1,504	10,330	10,355	(0.2)%	4,751	4,611	3.0%	5,579	5,744	(2.9)%	1,060	1,064	(0.4)%
Birmingham, AL	1,462	9,495	9,393	1.1%	3,987	3,936	1.3%	5,508	5,457	0.9%	960	955	0.5%
Little Rock, AR	1,368	7,749	7,721	0.4%	3,095	2,969	4.2%	4,654	4,752	(2.1)%	874	882	(0.9)%
Huntsville, AL	1,228	7,066	6,704	5.4%	2,626	2,637	(0.4)%	4,440	4,067	9.2%	826	790	4.6%
Jackson, MS	1,241	7,160	7,220	(0.8)%	2,771	2,699	2.7%	4,389	4,521	(2.9)%	861	868	(0.8)%
Other	7,320	49,700	48,516	2.4%	18,537	17,740	4.5%	31,163	30,776	1.3%	1,037	1,019	1.8%
Total Same Store	93,483	$715,350	$703,927	1.6%	$265,800	$262,270	1.3%	$449,550	$441,657	1.8%	$1,183	$1,165	1.5%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of June 30, 2018				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q2 2018	After

1201 Midtown II	Charleston, SC	140	—	2	2Q17	3Q18	4Q18	3Q19	$29,500	$21,835	$7,665
Post Centennial Park	Atlanta, GA	438	272	51	1Q16	2Q18	3Q18	4Q19	96,300	90,953	5,347
Post Parkside at Wade III	Raleigh, NC	150	—	—	2Q18	3Q19	4Q19	1Q20	25,000	2,700	22,300
Post Sierra at Frisco Bridges II	Dallas, TX	348	—	—	2Q18	2Q20	3Q20	3Q21	69,000	7,248	61,752
Total Active		1,076	272	53					$219,800	$122,736	$97,064

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY REDEVELOPMENT PIPELINE
Dollars in thousands, except Per Redeveloped Unit data
Year to date as of June 30, 2018
Units Redeveloped	Redevelopment Spend	Spend Per Redeveloped Unit	Average Effective Rent Increase Per Redeveloped Unit	Average Effective Rent Increase Per Redeveloped Unit	Estimated Units Remaining in Pipeline
4,020	$22,358	$5,562	$121	10.9%	22,000 - 25,000

MULTIFAMILY LEASE-UP COMMUNITIES

		As of June 30, 2018
		Total	Percent	Construction	Expected
	Location	Units	Occupied	Finished	Stabilization(1)
Acklen West End	Nashville, TN	320	91.6%	(2)	3Q18
Post South Lamar II	Austin, TX	344	91.6%	4Q17	3Q18
The Denton II	Kansas City, MO	154	74.7%	4Q17	4Q18
Post Midtown	Atlanta, GA	332	68.4%	3Q17	4Q18
Sync 36	Denver, CO	374	73.5%	(2)	1Q19
Post River North	Denver, CO	359	55.7%	1Q18	2Q19
Total		1,883	75.7%

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Properties were acquired while still in lease-up; construction was complete prior to acquisition by MAA.

2018 ACQUISITION ACTIVITY (THROUGH JUNE 30, 2018)
Dollars in thousands

Multifamily Acquisitions	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Sync 36	Denver, CO	374	2018	April 26, 2018	$729

2018 DISPOSITION ACTIVITY (THROUGH JUNE 30, 2018)

Land Dispositions	Market	Acres	Closing Date
Craft Farms Residential - Outparcel	Gulf Shores, AL	3	January 24, 2018
Randal Park - Outparcel	Orlando, FL	34	February 27, 2018
Colonial Grand at Azure - Outparcel	Las Vegas, NV	29	April 19, 2018

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
Dollars in thousands

MAA holds an investment in a joint venture with institutional investors and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of June 30, 2018
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$78,495	(1)	$50,981	(2)	$44,770

	Three months ended June 30, 2018		Six months ended June 30, 2018
Joint Venture Property	Entity NOI	Company's Equity in Income	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,714	$356	$3,553	$854

(1) Represents GAAP basis net book value plus accumulated depreciation.

(2) This mortgage note has an outstanding principal value of $51 million, bears interest at a stated fixed rate of 3.5% and matures in February 2019. This note is currently prepayable without penalty.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2018
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$4,059,210	89.2%	3.9%	4.2%	4.9
Capped debt	25,000	0.6%	2.5%	2.5%	0.1
Floating (unhedged) debt	464,425	10.2%	2.9%	2.9%	0.1
Total	$4,548,635	100.0%	3.7%	4.0%	4.4

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,621,824	79.6%	3.7%	3.7%	5.6
Secured debt	926,811	20.4%	3.9%	5.4%	1.3
Total	$4,548,635	100.0%	3.7%	4.0%	4.7

	Total	Percent of		Q2 2018	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$11,688,617	84.9%		$205,890	85.3%
Encumbered gross assets	2,074,707	15.1%		35,453	14.7%
Total	$13,763,324	100.0%		$241,343	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2018	$50,000	$250,043	$300,043	3.7%	$25,000	$325,043
2019	572,000	—	572,000	5.9%	—	572,000
2020	161,086	299,250	460,336	3.2%	—	460,336
2021	196,383	—	196,383	5.2%	—	196,383
2022	365,019	—	365,019	3.6%	—	365,019
Thereafter	2,165,429	—	2,165,429	3.9%	—	2,165,429
Total	$3,509,917	$549,293	$4,059,210	4.2%	$25,000	$4,084,210	4.9

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2018 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Key Bank Unsecured	Public Bonds	Other Unsecured	Secured	Total
2018	$—	$—	$300,043	$80,000	$380,043
2019	—	—	19,976	552,024	572,000
2020	110,000	—	149,829	161,086	420,915
2021	—	—	222,193	123,787	345,980
2022	—	248,333	415,936	—	664,269
Thereafter	—	2,123,365	32,149	9,914	2,165,428
Total	$110,000	$2,371,698	$1,140,126	$926,811	$4,548,635

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to total assets	60% or less	33.1%	Yes
Total secured debt to total assets	40% or less	6.7%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.20x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	323%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	29.5%	Yes
Total secured debt to total capitalized asset value	40% or Less	6.0%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.64x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	27.5%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP's debt agreements.

Supplemental Data S-11

2018 GUIDANCE

MAA provides guidance on FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2018
Earnings
Earnings per common share - diluted	$1.85 to $2.05
Midpoint	$1.95
FFO per Share - diluted	$5.96 to $6.16
Midpoint	$6.06
AFFO per Share - diluted	$5.35 to $5.55
Midpoint	$5.45

MAA Same Store Communities:
Number of units	93,483
Lease over lease pricing growth for new leases and renewals	2.25% to 2.75%
Average physical occupancy	95.75% to 96.25%
Property revenue growth	1.75% to 2.25%
Property operating expense growth	1.50% to 2.50%
NOI growth	2.00% to 2.50%
Real estate tax expense growth	3.50% to 4.50%

Corporate Expenses:
General and administrative expenses	$38.0 to $39.0 million
Property management expenses	$49.0 to $50.0 million
Total overhead (Gross of capitalized development overhead)	$87.0 to $89.0 million
Capitalized development overhead	($2.0 million)
Total overhead (Net of capitalized development overhead)	$85.0 to $87.0 million

Income tax expense	$2.5 to $3.0 million

Transaction/Investment Volume:
Acquisition volume	$300.0 to $350.0 million
Disposition volume	$0.00 million
Development investment	$75.0 to $100.0 million

Debt:
Average effective interest rate	3.80% to 4.00%
Average cash interest rate	4.00% to 4.20%
Capitalized interest	$1.5 to $2.5 million
Mark to market adjustment	$9.5 to $10.5 million

Other Items:
Merger and integration expenses	$8.0 to $10.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2018 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$1.85	$2.05
Real estate depreciation	4.05	4.05
Amortization other	0.06	0.06
FFO per Share - diluted	5.96	6.16
Recurring capital expenditures	(0.61)	(0.61)
AFFO per Share - diluted	$5.35	$5.55

Supplemental Data S-12

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa1	Stable
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP

(2)	Corporate credit rating assigned to MAALP, the primary operating partnership of MAA

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Earnings release & conference call	Late October	Late January	Early May	Late July

Dividend Information - Common Shares:	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Declaration date	5/23/2017	9/26/2017	12/5/2017	3/13/2018	5/22/2018
Record date	7/14/2017	10/13/2017	1/12/2018	4/13/2018	7/13/2018
Payment date	7/31/2017	10/31/2017	1/31/2018	4/30/2018	7/31/2018
Distributions per share	$0.8700	$0.8700	$0.9225	$0.9225	$0.9225

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13